EXHIBIT 10.1

                           SECOND AMENDED AND RESTATED
                           SHAREHOLDERS' AGREEMENT OF
                             UNION BANKSHARES, LTD.

     THIS SECOND AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT ("Agreement") is entered into as of the 24th day of April, 2002, among CHARLES R. HARRISON, HERMAN J. ZUECK, BRUCE E. HALL, WAYNE T. BIDDLE, JERROLD B. EVANS, RALPH D. JOHNSON, RICHARD C. SAUNDERS, HAROLD R. LOGAN, JR., CHARLES B. WORTHINGTON, DONALD E. SIECKE, VAN A. HORSLEY, TERRY K. CREST, LOGAN J. LUCAS AND FRED I. ARTES (hereinafter collectively referred to as the "Shareholders"), and UNION BANKSHARES, LTD.

                                 R E C I T A L S

      WHEREAS, certain Shareholders and Union entered into an Amended and Restated Shareholders' Agreement dated as of January 26, 1994 (hereinafter referred to as the "Original Shareholders' Agreement") wherein the parties thereto set forth a method to establish methods for the orderly disposition of Shares held by the Shareholders; and

      WHEREAS, the Shareholders and Union entered into a First Amendment to the Amended and Restated Shareholders' Agreement dated January 25, 1995 wherein the parties thereto agreed that only options that are covered under the Shareholders' Agreement in the definition of Shares are options that can be transferred; and

      WHEREAS, the Shareholders and Union entered into a Second Amendment to the Amended and Restated Shareholders' Agreement dated October 28, 1997 wherein the members of the Management Group amended Article IV to reflect their new agreement as to the disposition of the Shares of a deceased member of the Management Group; and

      WHEREAS, the Shareholders and Union entered into a Third Amendment to the Amended and Restated Shareholders' Agreement dated March 22, 2001 to add individuals to the Bank Director Group and provide that any new directors of Union shall become parties to the Shareholders' Agreement as amended; and

      WHEREAS, the Shareholders desire to amend and restate the terms of the Original Shareholders' Agreement.

      NOW, THEREFORE, in consideration of the premises, and the mutual promises and benefits to be derived therefrom, the parties hereby agree to amend and restate the Original Shareholders' Agreement as amended, as follows:


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                                A G R E E M E N T


                                    ARTICLE I

                                   DEFINITIONS

     For all parts of this Agreement, unless the context requires otherwise, the following definitions shall apply: 1.1 "Bank Director Group" shall refer to Wayne T. Biddle, Jerrold B. Evans, Ralph D. Johnson, Richard C. Saunders and Harold R. Logan, Jr., Charles B. Worthington and Donald E. Siecke.

     1.2 "Company" shall mean Union Bankshares, Ltd., a Delaware corporation, and a registered bank holding company that owns 100 percent of the issued and outstanding shares of capital stock of Union Bank.

     1.3 "Control" shall mean the ownership of more than fifty percent (50%) of the Shares that are subject to the terms and conditions of this Agreement.

     1.4 "Disposition" and "Dispose of" means any sale, transfer, assignment, distribution or other form of disposition or conveyance, whether voluntary, involuntary or by operation of law, or (in the case of a Shareholder which is not a natural person) pursuant to a merger, consolidation, sale of assets or other reorganization, and whether testamentary or inter vivos, or otherwise, or any attempted disposition not permitted in ARTICLE II or provided for in Sections 3.1 and 3.2 and the Subsections thereto.

     1.5 "Executive Group" shall refer to Van A. Horsley, Terry K. Crest, Logan
J. Lucas and Fred I. Artes.

     1.6 "Management Group" shall refer to Charles R. Harrison, Herman J. Zueck and Bruce E. Hall.

     1.7 The "Net Book Value Per Share" of the Company shall be the book value of each Share as determined from the balance sheet of the Company as of the end of the fiscal quarter immediately preceding the fiscal quarter in which a transfer occurs. The Net Book Value Per Share shall be determined by the accountants then preparing financial reports for the Company in accordance with generally accepted accounting principles, and their determination of the Net Book Value Per Share shall be binding upon the Shareholders.

     1.8 "Optioned Shares" shall mean those Shares of common stock of the Company being transferred pursuant to ARTICLE III or ARTICLE V by the Selling Shareholder.

     1.9 "Remaining Shareholders" shall mean those Shareholders of the Company who are parties to this Agreement and are not a Selling Shareholder.


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     1.10 "Selling Shareholder" shall mean a Shareholder of the Company offering
Shares of stock of the Company owned by the Shareholder for sale or transfer pursuant to ARTICLE III or ARTICLE V.

     1.11 "Shareholder" or, collectively, "Shareholders" mean each of the original signatory parties to this Agreement who are holders of Shares, other than the Company, and any heirs, devisees, legal representatives, successors or assigns of any such signatory party in interest or power with respect to any such Shares; provided, however, that no succession or assignment shall be deemed to be permitted under this Agreement by virtue of this definition.

     1.12 "Shares" shall mean the common stock of the Company owned by the Shareholders as of the date of the Original Shareholders' Agreement including any transferable stock options, warrants or other rights to purchase common stock of the Company and any shares of common stock of the Company that are acquired by the Shareholders as a result of the Shareholders' ownership of the Shares, including, but not limited to, stock splits and stock dividends. In the case of the Management Group, the term Shares shall include shares of common stock as provided for in the first sentence of this Section 1.12 and also any and all additional shares of common stock of the Company acquired by any member of the Management Group, including but not limited to, any transferable stock options that represent the right to acquire Shares and which have not been exercised at the time Shares are being transferred by the Selling Shareholder, any Shares resulting from the exercise of stock options granted by the Company and the purchase of additional shares of common stock of the Company. In the case of the Bank Director Group and the Executive Group, the term Shares shall include shares of common stock as provided for in the first sentence of this
Section 1.12, any and all additional shares of common stock of the Company acquired by any member of the Bank Director Group and the Executive Group through the exercise of stock options granted by the Company to any member of the Bank Director Group and the Executive Group, and any transferable stock options that represent the right to acquire Shares and which have not been exercised at the time Shares are being transferred by the Selling Shareholder.

     1.13 "Third Person" shall mean any natural person, corporation, partnership or other legal entity not a party to this Agreement.

                                   ARTICLE II

                              PERMISSIBLE TRANSFERS

     2.1 The following transfers are permitted without complying with the terms and conditions of ARTICLE III:

          2.1.1 A Shareholder may transfer all or part of his or her Shares of the Company without consideration during his life to his or her spouse (whether incident to a dissolution of marriage or not), children or other descendants, if the Shareholder provides evidence of a written, irrevocable voting trust or voting agreement evidencing Shareholder's retention of voting rights over the transferred shares. If the recipient of Shares transferred pursuant to this
Section 2.1.1

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does not agree in writing prior to the transfer to be bound by the terms and conditions of this Agreement, then the transfer under this Section 2.1.1 shall be void.

                (a) A Shareholder may transfer all or part of his or her shares of the Company to a trust for the benefit of his or her spouse, children, or other descendants, or to a trust for the benefit of the Shareholder if the Shareholder retains all voting control over the transferred shares. If the trustee of the trust does not agree in writing prior to the transfer to be bound by the terms and conditions of this Agreement, then the transfer pursuant to this Section 2.1.2 shall be immediately subject to the terms and conditions of ARTICLE III to this Agreement. A trustee may transfer Shares of the Company without consideration to the beneficiaries of such trust; provided, however, that if a beneficiary who is to receive Shares of the Company pursuant to this Section 2.1.2 does not agree in writing prior to the transfer to be bound by the terms and conditions of this Agreement, then the transfer to that beneficiary under this Section 2.1.2 shall be void.

                (b) A Shareholder, other than a member of the Management Group, may transfer Shares pursuant to a Will or pursuant to the applicable laws of descent and distribution; provided that any such transferee shall thereafter be a Shareholder subject to this Agreement.

          2.1.2 A Shareholder, subject to the approval of a majority of the members of the Management Group, may pledge Shares to secure a bona fide indebtedness.

          2.1.3 A Shareholder may acquire Shares in or transfer any of his Shares to an individual retirement account established by the Shareholder or the Company Profit Sharing 401(k) Plan (collectively, "Retirement Plans"). Any Shares held in the name of the Retirement Plan of a Shareholder shall be deemed to be subject to all of the terms and conditions set forth in this Agreement.

     2.2 Shares transferred by any Shareholder ("Transferring Member") shall be deemed to be held by the Transferring Member such that upon death of the Transferring Member, the transferee of the Shares shall be obligated to sell the Shares pursuant to all terms of this Agreement.

                                   ARTICLE III

                      RESTRICTIONS ON DISPOSITION OF SHARES

     3.1 Each member of the Bank Director Group agrees that, except as provided in ARTICLE II, he will not, directly or indirectly, sell, transfer or otherwise dispose of any of his Shares or any right, title or interest therein, except when pursuant to a bona fide written offer or on an established securities market upon which the Shares are traded, and then only if he shall first make an offer to sell to the Remaining Shareholders in the following manner:

          3.1.1 Subject to Article V, if a member of the Bank Director Group (the "Selling Shareholder") receives a bona fide written offer for the purchase of any or all of the Shares


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owned by him and if the Selling Shareholder desires to accept such offer, or if the Selling Shareholder desires to sell any or all of his Shares on an established securities market upon which the Shares are traded, the Selling Shareholder shall give the Company and the Remaining Shareholders, written notice (the "Notice") of his desire to sell Shares and the Notice shall provide the following, information:

                (a) that such Selling Shareholder has received a bona fide written offer from a responsible prospective purchaser (hereinafter called the "Offeror") to purchase all or a portion of the Shares owned by such Selling Shareholder (if such sale is not on an established securities market) with regard to the Shares to be sold, or that the Selling Shareholder desires to sell his Shares on an established securities market upon which the Shares are traded;

                (b) the name and address of the Offeror making such offer (if the sale is not on an established securities market);

                (c) the number of Shares which the Selling Shareholder desires to sell;

                (d) the price currently being offered to the Selling Shareholder by the Offeror, including all terms of such offer (if the sale is not on an established securities market); and

                (e) the proposed closing date of the transaction.

Regardless of the proposed closing date set forth in the offer, the Remaining Shareholders shall have the right to acquire the Optioned Shares in accordance with the terms and provisions of this Agreement and the Selling Shareholder agrees to permit the Remaining Shareholders the right to acquire the Optioned Shares in accordance with the terms of this Agreement and not to sell the Optioned Shares before expiration of the time periods set forth herein.

          3.1.2 First, the Management Group shall have the option, for a period of ten (10) days after receipt of the Notice from the Selling Shareholder of his desire to sell all or a portion of his Shares (the "Management Group Period"), to purchase any or all of the Optioned Shares. Unless a different portion is agreed to in writing by all of the members of the Management Group, each of the Members of the Management Group shall have the right to purchase such portion of the Optioned Shares as the number of Shares owned by such purchasing member of the Management Group bears to the total number of Shares owned by all of the members of the Management Group that are purchasing Optioned Shares. This process shall be repeated until all of the Optioned Shares are sold, or until there are no remaining members of the Management Group willing to purchase Optioned Shares. If the Management Group has declined to purchase all of the Optioned Shares, the remaining members of the Bank Director Group shall have the option, for a period of two (2) days after the Management Group Period (the "Bank Director Group Period"), to purchase any or all of the Optioned Shares not being purchased by the Management Group. Unless a different portion is agreed to in writing by all of the remaining members of the Bank Director Group, each of the remaining members of the Bank Director Group shall have the right to purchase such portion of the Optioned Shares as the number of


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Shares owned by such purchasing remaining member of the Bank Director Group bears to the total number of Shares owned by all of the remaining members of the Bank Director Group that are purchasing Optioned Shares. This process shall be repeated until all of the Optioned Shares are sold, or until there are no remaining members of the Bank Director Group willing to purchase Optioned Shares.

If the Management Group and the remaining members of the Bank Director Group have declined to purchase all of the Optioned Shares, the Executive Group shall have the option, for a period of two (2) days after the Bank Director Group Period, to purchase any or all of the Optioned Shares not being purchased by the Management Group and the remaining members of the Bank Director Group. Unless a different portion is agreed to in writing by the members of the Executive Group, each of the members of the Executive Group shall have the right to purchase such portion of the Optioned Shares as the number of Shares owned by such purchasing member of the Executive Group bears to the total number of Shares owned by all of the members of the Executive Group that are purchasing Optioned Shares. This process shall be repeated until all of the Optioned Shares are sold, or until there are no remaining members of the Executive Group willing to purchase Optioned Shares.

          3.1.3 If the Remaining Shareholders fail to purchase all of the Optioned Shares pursuant to Sections 3. 1.1 and 3.1.2 hereof, within the thirty
(30) days following the last day upon which the Optioned Shares were subject to purchase by the Remaining Shareholders, the Selling Shareholder may sell all, but not less than all, of the remaining Optioned Shares upon the same terms and conditions as contained in the Notice. If all such remaining Optioned Shares are not sold by the end of such final thirty-day period, they shall again become subject to the restrictions of this Agreement as though such Shares had never been offered.

          3.1.4 If the sale of the Optioned Shares under Sections 3.1.1 and
3.1.2 is not on an established securities market, the closing for the sale of the Optioned Shares to the Management Group, the remaining members of the Bank Director Group, or the Executive Group shall be held at the principal office of the Company within thirty (30) days after receipt of the Notice from the Selling Shareholder and such sale shall be made at such price and upon such terms, including terms of payment (other than the time of closing as herein provided), as were offered by the Offeror. If the Selling Shareholder desiring to sell the Optioned Shares is going to sell them on an established securities market, the closing for the sale of the Optioned Shares shall be within fifteen (15) days after receipt of the Notice by the Company and the purchase price shall be the opening market bid quote for the Company's common stock as of the day of receipt of the Notice by the Company, net of any brokerage fees and commissions which the Selling Shareholder would have paid had he sold the Optioned Shares on an established securities market. Notwithstanding anything herein to the contrary, if any or all of the Shareholders elect to purchase any or all of the Optioned Shares, any Shareholder that is required to do so shall have adequate time to obtain all necessary bank regulatory approvals to acquire the Optioned Shares and the closing for the purchase of the Optioned Shares shall be adjusted accordingly.

          3.1.5 At the end of the Management Group Period and Bank Director Group Period, the Selling Shareholder shall notify the next Group that the prior Period has expired and disclose how may Optioned Shares remain available for purchase, if any.


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     3.2 Each member of the Management Group agrees that, except as provided in
ARTICLE II or as agreed to in writing by all of the other members of the Management Group, he will not, directly or indirectly, sell, transfer or otherwise dispose of any of his Shares or any right, title or interest therein, except when pursuant to a bona fide written offer or on an established securities market upon which the Shares are traded, and then only if he shall first make an offer to sell to the Remaining Shareholders in the following manner:

          3.2.1 Subject to Article V, if a member of the Management Group (the "Selling Shareholder") receives a bona fide written offer for the purchase of any or all of the Shares owned by him and if the Selling Shareholder desires to accept such offer, or if the Selling Shareholder desires to sell any or all of his Shares on an established securities market upon which the Shares are traded, the Selling Shareholder shall give the Company and the Remaining Shareholders written notice (the "Notice") of his desire to sell Shares and the Notice shall provide the following information:

                (a) that such Selling Shareholder has received a bona fide written offer from a responsible prospective purchaser (hereinafter called the "Offeror") to purchase all or a portion of the Shares owned by such Selling Shareholder (if such sale is not on an established securities market) with regard to the Shares to be sold, or that the member of the Management Group desires to sell his Shares on an established securities market upon which the Shares are traded;

                (b) the name and address of the Offeror making such offer (if the sale is not on an established securities market);

                (c) the number of Shares which the Selling Shareholder desires to sell;

                (d) the price currently being offered to the Selling Shareholder by the Offeror, including all terms of such offer (if the sale is not on an established securities market); and

                (e) the proposed closing date of the transaction.

Regardless of the proposed closing date set forth in the offer, the Remaining Shareholders shall have the right to acquire the Optioned Shares in accordance with the terms and provisions of this Agreement and the Selling Shareholder agrees to permit the Remaining Shareholders the right to acquire the Optioned Shares in accordance with the terms of this Agreement and not to sell the Optioned Shares before expiration of the time periods set forth herein.

          3.2.2 First, the remaining members of the Management Group shall have the option, for a period of ten (10) days after receipt of the Notice from the Selling Shareholder of his desire to sell all or a portion of his Shares (the "Remaining Management Period"), to purchase any or all of the Optioned Shares. Unless a different portion is agreed to in writing by all of the remaining members of the Management Group, each of the remaining members of the Management Group shall have the right to purchase such portion of the Optioned Shares as the number of Shares owned by such purchasing remaining member of the Management Group bears


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to the total number of Shares owned by all of the remaining members of the
Management Group that are purchasing Optioned Shares. This process shall be repeated until all of the Optioned Shares are sold, or until there are no remaining members of the Management Group willing to purchase Optioned Shares.

          3.2.3 If the remaining members of the Management Group decline to purchase all of the Optioned Shares, the members of the Bank Director Group shall have the option, for a period of two (2) days after the Remaining Management Period (the "Bank Director Group Period"), to purchase any or all of the Optioned Shares not purchased by the remaining members of the Management Group. Unless a different portion is agreed to in writing by all of the members of the Bank Director Group, each of the members of the Bank Director Group shall have the right to purchase such portion of the Optioned Shares as the number of Shares owned by such purchasing member of the Bank Director Group bears to the total number of Shares owned by all of the members of the Bank Director Group that are purchasing Optioned Shares. This process shall be repeated until all of the Optioned Shares are sold or until there are no members of the Bank Director Group willing to purchase Optioned Shares. If the remaining members of the Management Group and the Bank Director Group decline to purchase all of the Optioned Shares, the members of the Executive Group shall have the option, for a period of two (2) days after the Bank Director Group Period, to purchase any or all of the Optioned Shares not purchased by the remaining members of the Management Group or the Bank Director Group. Unless a different portion is agreed to in writing by all of the members of the Executive Group, each of the members of the Executive Group shall have the right to purchase such portion of the Optioned Shares as the number of Shares owned by such purchasing member of the Executive Group bears to the total number of Shares owned by all of the members of the Executive Group that are purchasing Optioned Shares. This process shall be repeated until all of the Optioned Shares are sold or until there are no members of the Executive Group willing to purchase Optioned Shares.

          3.2.4 If the Remaining Shareholders fail to purchase all of the Optioned Shares pursuant to Sections 3.2.2 and 3.2.3 herein, within the thirty
(30) days following the last day upon which the Optioned Shares were subject to purchase by the Remaining Shareholders, the Selling Shareholder may sell all, but not less than all, of the remaining Optioned Shares upon the same terms and conditions as contained in the Notice. If all such remaining Optioned Shares are not sold by the end of such final thirty-day period, they shall again become subject to the restrictions of this Agreement as though such Shares had never been offered.

          3.2.5 If the sale of the Optioned Shares under Sections 3.2.2 and
3.2.3 is not on an established securities market, the closing for the sale of the Optioned Shares shall be held at the principal office of the Company within thirty (30) days after receipt of the Notice by the Company and such sale shall be made at such price and upon such terms, including terms of payment (other than the time of closing as herein provided), as were offered by the Offeror. If the Selling Shareholder desiring to sell his Shares is going to sell them on an established securities market, the closing for the sale of the Optioned Shares shall be within fifteen (15) days after receipt of the Notice by the Company and the purchase price shall be the opening market bid quote for the Company's common stock as of the day of receipt of the Notice by the Company, net of any brokerage fees and commissions which the Selling Shareholder would have


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paid had he sold the Optioned Shares on an established securities market.
Notwithstanding anything herein to the contrary, if any or all of the Remaining Shareholders elect to purchase any or all of the Optioned Shares, any Shareholder that is required to do so shall have adequate time to obtain all necessary bank regulatory approvals to acquire the Optioned Shares and the closing for the purchase of the Optioned Shares shall be adjusted accordingly.

          3.2.6 At the end of the Remaining Management Period and the Bank Director Group Period, the Selling Shareholder shall notify the next Group that the prior Period has expired and disclose how many Optioned Shares remain available for purchase, if any.

     3.3 Each member of the Executive Group agrees that, except as provided in
ARTICLE II, he will not, directly or indirectly, sell, transfer or otherwise dispose of any of his Shares or any right, title or interest therein, except when pursuant to a bona fide written offer or on an established securities market upon which the Shares are traded, and then only if he shall first make an offer to sell to the Remaining Shareholders in the following manner:

          3.3.1 Subject to Article V, if a member of the Executive Group (the "Selling Shareholder") receives a bona fide written offer for the purchase of any or all of the Shares owned by him and if the Selling Shareholder desires to accept such offer, or if the Selling Shareholder desires to sell any or all of his Shares on an established securities market upon which the Shares are traded, the Selling Shareholder shall give the Company and the Remaining Shareholders, written notice (the "Notice") of his desire to sell Shares and the Notice shall provide the following, information:

                (a) that such Selling Shareholder has received a bona fide written offer from a responsible prospective purchaser (hereinafter called the "Offeror") to purchase all or a portion of the Shares owned by such Selling Shareholder (if such sale is not on an established securities market) with regard to the Shares to be sold, or that the Selling Shareholder desires to sell his Shares on an established securities market upon which the Shares are traded;

                (b) the name and address of the Offeror making such offer (if the sale is not on an established securities market);

                (c) the number of Shares which the Selling Shareholder desires to sell;

                (d) the price currently being offered to the Selling Shareholder by the Offeror, including all terms of such offer (if the sale is not on an established securities market); and

                (e) the proposed closing date of the transaction.

Regardless of the proposed closing date set forth in the offer, the Remaining Shareholders shall have the right to acquire the Optioned Shares in accordance with the terms and provisions of this Agreement and the Selling Shareholder agrees to permit the Remaining Shareholders the right to


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acquire the Optioned Shares in accordance with the terms of this Agreement and not to sell the Optioned Shares before expiration of the time periods set forth herein.

          3.3.2 First, the Management Group shall have the option, for a period of ten (10) days after receipt of the Notice from the Selling Shareholder of his desire to sell all or a portion of his Shares (the "Management Group Period"), to purchase any or all of the Optioned Shares. Unless a different portion is agreed to in writing by all of the members of the Management Group, each of the Members of the Management Group shall have the right to purchase such portion of the Optioned Shares as the number of Shares owned by such purchasing member of the Management Group bears to the total number of Shares owned by all of the members of the Management Group that are purchasing Optioned Shares. This process shall be repeated until all of the Optioned Shares are sold, or until there are no remaining members of the Management Group willing to purchase Optioned Shares. If the Management Group has declined to purchase all of the Optioned Shares, the members of the Bank Director Group shall have the option, for a period of two (2) days after the Management Group Period (the "Bank Director Group Period"), to purchase any or all of the Optioned Shares not being purchased by the Management Group. Unless a different portion is agreed to in writing by all of the members of the Bank Director Group, each of the members of the Bank Director Group shall have the right to purchase such portion of the Optioned Shares as the number of Shares owned by such purchasing member of the Bank Director Group bears to the total number of Shares owned by all of the members of the Bank Director Group that are purchasing Optioned Shares. This process shall be repeated until all of the Optioned Shares are sold, or until there are no remaining members of the Bank Director Group willing to purchase Optioned Shares.

If the Management Group and the Bank Director Group have declined to purchase all of the Optioned Shares, the remaining members of the Executive Group shall have the option, for a period of two (2) days after the Bank Director Group Period, to purchase any or all of the Optioned Shares not being purchased by the Management Group and the Bank Director Group. Unless a different portion is agreed to in writing by the remaining members of the Executive Group, each of the remaining members of the Executive Group shall have the right to purchase such portion of the Optioned Shares as the number of Shares owned by such purchasing member of the Executive Group bears to the total number of Shares owned by all of the members of the Executive Group that are purchasing Optioned Shares. This process shall be repeated until all of the Optioned Shares are sold, or until there are no remaining members of the Executive Group willing to purchase Optioned Shares.

          3.3.3 If the Remaining Shareholders fail to purchase all of the Optioned Shares pursuant to Sections 3. 3.1 and 3.3.2 hereof, within the thirty
(30) days following the last day upon which the Optioned Shares were subject to purchase by the Remaining Shareholders, the Selling Shareholder may sell all, but not less than all, of the remaining Optioned Shares upon the same terms and conditions as contained in the Notice. If all such remaining Optioned Shares are not sold by the end of such final thirty-day period, they shall again become subject to the restrictions of this Agreement as though such Shares had never been offered.

          3.3.4 If the sale of the Optioned Shares under Sections 3.3.2 and
3.3.3 is not on an established securities market, the closing for the sale of the Optioned Shares to the


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Management Group, the Bank Director Group, or the remaining members of the
Executive Group shall be held at the principal office of the Company within thirty (30) days after receipt of the Notice from the Selling Shareholder and such sale shall be made at such price and upon such terms, including terms of payment (other than the time of closing as herein provided), as were offered by the Offeror. If the Selling Shareholder desiring to sell the Optioned Shares is going to sell them on an established securities market, the closing for the sale of the Optioned Shares shall be within fifteen (15) days after receipt of the Notice by the Company and the purchase price shall be the opening market bid quote for the Company's common stock as of the day of receipt of the Notice by the Company, net of any brokerage fees and commissions which the Selling Shareholder would have paid had he sold the Optioned Shares on an established securities market. Notwithstanding anything herein to the contrary, if any or all of the Shareholders elect to purchase any or all of the Optioned Shares, any Shareholder that is required to do so shall have adequate time to obtain all necessary bank regulatory approvals to acquire the Optioned Shares and the closing for the purchase of the Optioned Shares shall be adjusted accordingly.

          3.3.5 At the end of the Management Group Period and Bank Director Group Period, the Selling Shareholder shall notify the next Group that the prior Period has expired and disclose how may Optioned Shares remain available for purchase, if any.

                                    ARTICLE IV

               PURCHASE AT DEATH OF A MEMBER OF THE MANAGEMENT GROUP

     4.1 Upon the death of any member of the Management Group, the remaining members of the Management Group shall purchase and the personal representative, heirs or devisees of a deceased member of the Management Group shall sell to the remaining members of the Management Group, the Shares owned by the deceased member of the Management Group at his death upon the terms set forth in this
ARTICLE IV. Unless a different portion is agreed to in writing by all of the remaining members of the Management Group, each of the remaining members of the Management Group shall purchase such portion of the Shares owned by the deceased member of the Management Group as the number of Shares owned by the such purchasing remaining member of the Management Group bears to the total number of Shares owned by all of the remaining members of the Management Group that are purchasing Shares.

     4.2 The obligation to purchase pursuant to this ARTICLE IV shall be exercised by giving notice of exercise to the estate of the deceased member of the Management Group or other successor in interest in accordance with ARTICLE VIII of this Agreement.

     4.3 The purchase price ("Purchase Price") of all Shares sold pursuant to this Article IV shall be equal to the total number of Shares owned by the deceased member of the Management Group multiplied by the greater of (i) the opening market bid quote for the Company's common stock on the day of the Closing for the purchase of the Shares, and (ii) the then current Agreed Per Share Value of all of the outstanding common stock of the Company. For purposes of this Article IV only, the Agreed Per Share Value is $17.00. This Agreed Per Share Value shall remain effective for purposes of this Agreement until there is unanimous written agreement as to a revised Agreed Per Share Value by the members of the Management

Group. Such agreement as to a revised Agreed Per Share Value shall be effective as of the date it is executed by all of the members of the Management Group. The agreement may be, but shall not be required to be, in the form attached as EXHIBIT A. Notwithstanding the foregoing, if any insurance proceeds (the "Insurance Proceeds") received by the remaining members of the Management Group exceed the Purchase Price of the Shares of the deceased member of the Management Group as determined in the preceding sentences, then the Purchase Price shall be equal to the amount of the Insurance Proceeds. If the Purchase Price for the Shares of the deceased member of the Management Group exceeds the Insurance Proceeds, the remaining members of the Management Group shall use good faith efforts to pay the balance of the Purchase Price through a loan from third party sources or otherwise. Good faith efforts of the remaining members of the Management Group shall include, but are not limited to, agreeing to be personally liable on any such obligation. To the extent such third party financing is not available on terms reasonably acceptable to the remaining members of the Management Group, then the balance of the Purchase Price shall be paid in ten (10) consecutive equal semi-annual installments, the first installment to be due six months after the closing date. This obligation shall be evidenced by separate negotiable promissory notes, executed by the parties purchasing the Shares for their respective portions of the balance of the Purchase Price, payable to the order of the personal representative (or, if applicable, the appropriate devisees of the deceased member of the Management Group) and such promissory notes shall also provide for the following:

          4.3.1 Interest on the unpaid principal balance shall accrue at the rate of one percentage point above the prime rate then charged by the Company's principal bank, which rate shall be adjusted on a semi-annual basis;

          4.3.2 The right of prepayment without penalty with any such prepayment being applied to the next payments due under the promissory note;

          4.3.3 Default and acceleration of the entire unpaid principal balance in the event of failure to pay principal and/or interest for more than thirty
(30) days after the due date thereof;

          4.3.4 That if any installment of principal or interest is not paid when due or if suit is brought thereon, the maker will pay all costs of collection, including reasonable attorneys' fees; and

          4.3.5 The promissory notes issued by the remaining members of the Management Group shall be secured by pledges of the number of Shares purchased by the remaining members of the Management Group pursuant to the promissory notes, and such pledges shall be evidenced by Stock Pledge Agreements to be executed by the makers of the promissory notes as pledgors and the personal representative or devisees as pledgees.

The closing shall occur ten (10) days after receipt of the Insurance Proceeds by the remaining members of the Management Group.

     4.4 If within a period of two (2) years following the date of the closing of the purchase of the Shares of a deceased member of the Management Group pursuant to this Article IV a transaction is closed that either (a) transfers Control of the stock of the Company to a third party (for purposes of this Section, a third party shall include, without limitation, one or more Shareholders) ("Stock Sale"), or (b) transfers all or substantially all the assets of the Company or any wholly owned subsidiary of the Company to a Third Person ("Asset Sale"), and the per share purchase price received by the selling shareholders in a Stock Sale or the per share value of the Company based upon the purchase price received by the Company or its subsidiary in an Asset Sale exceeds the Purchase Price per share paid for the Shares of a deceased member of the Management Group, then there shall be an additional Purchase Price paid to the estate of the deceased Shareholder. The amount of the additional Purchase Price shall be the difference between the per share Purchase Price paid for the Shares of the deceased member of the Management Group and the per share purchase price received in the Stock Sale or Asset Sale transaction after giving effect to the dilution, if any, that would have occurred had the Shares of the deceased member of the Management Group been included in such transaction. The additional Purchase Price shall be due and payable by the members of the Management Group who purchased the deceased member's Shares within 90 days following the closing of the Stock Sale or the Asset Sale. The additional Purchase Price shall be payable to the same persons who were originally paid for the deceased member's Shares or to such assignees as they shall designate. Each remaining member of the Management Group shall use good faith efforts to pay the balance of the Purchase Price in cash, whether through such member's own funds, a loan from third party sources or otherwise. Good faith efforts shall include, but are not limited to, a member agreeing to be personally liable on any such loan. To the extent such third party financing is not available on terms reasonably acceptable to a remaining member of the Management Group, then that member shall use good faith efforts to pay in cash the maximum amount he is reasonably able to pay from his own funds and the balance of the Purchase Price shall be paid in installments in the manner as set forth in Section 4.3. Any promissory notes given as part of the increased Purchase Price shall be secured by the pledge of the number of Shares originally purchased by such remaining member of the Management Group from the estate of the deceased member, equitably adjusted for any stock splits, stock dividends and the like.

                                    ARTICLE V

                    SALE OF MAJORITY OF SHARES OF THE COMPANY

     5.1 In the event a Shareholder or Shareholders (the "Selling Shareholder") receive a bona fide written offer to sell or otherwise convey for value sufficient Shares which would have the effect of transferring Control to one or more Third Persons, such offer will also require the Third Person to extend the offer to purchase all of the Remaining Shareholders' Shares, for the identical price and upon the same terms and conditions offered the Selling Shareholder(s).

     5.2 As a condition precedent to any sale pursuant to Section 5.1, the Selling Shareholder(s) shall give written notice to the Remaining Shareholders and the Company of his desire to accept the offer and a written recital of all the terms of the proposed transaction, including the closing date for the acquisition of the Shares. Within thirty (30) days following the making of such notice, the Remaining Shareholders (acting alone or in concert) may offer to purchase all the Optioned Shares from the Selling Shareholder(s), at the same price and upon the same terms and conditions as the offer from the Third Person. If the Remaining Shareholders collectively offer to purchase all such Shares, each purchaser, unless otherwise agreed, shall purchase such portion of the Optioned Shares as the number of Shares owned by such Remaining Shareholder bears to the total number of Shares owned by the Remaining Shareholders electing to purchase Optioned Shares under this subsection. Failure to agree to purchase all the Shares within thirty (30) days from the date of receipt of the notice provided for under this Section 5.2 shall terminate the rights of the Remaining Shareholders under this ARTICLE V, and the Selling Shareholder(s) may sell all, but not less than all, of the Optioned Shares pursuant to the terms of the written offer, and the Remaining Shareholders may sell any or all of their Shares to the Third Person upon the same terms and conditions as the Selling Shareholder. If the Selling Shareholder and the Remaining Shareholders desiring to sell their Shares have not sold their Shares within 60 days after the closing date set forth in the notice required under this Section 5.2, the Shares shall again become subject to the restrictions of this Agreement as though such Shares had never been offered. The Remaining Shareholders shall have sufficient time to obtain all requisite regulatory approvals to acquire the Optioned Shares.

                                   ARTICLE VI

                           ADMINISTRATIVE REQUIREMENTS

     The Company and the Shareholders agree to apply for, and use their best efforts to obtain, all governmental and administrative approvals required in connection with the purchase and sale of Shares under this Agreement, including such approvals or notices that may be required under the Change in Bank Control Act and any prior notice that may be required to the Board of Governors of the Federal Reserve System pursuant to Section 225.4(b) of Regulation Y. All purchases and redemptions, if any, under this Agreement are subject to the acquiring party obtaining any necessary regulatory approvals. In the event any Shareholder or the Company does not obtain the necessary regulatory approvals to acquire the Shares, the Shareholder's or the Company's, whichever is applicable, obligation to acquire the Shares will terminate. The Shareholders and the Company agree to cooperate in obtaining the approvals and to execute any and all documents that may be required to be executed by them in connection with the approvals. If any regulatory approvals are required prior to the purchase of any Shares by a Shareholder hereunder or the redemption of Shares by the Company, the closing for such purchase or redemption will be delayed to enable the acquiring party a reasonable period of time to obtain the necessary approvals; provided, however, that an acquiring party's right to acquire the Shares shall terminate upon such Shareholder's application for regulatory approval being denied.


                                   ARTICLE VII

                                SHAREHOLDER WILLS

     Each Shareholder agrees to include in his will a direction and authorization to his personal representative to comply with the provisions of this Agreement; however, the failure of any Shareholder to do so shall not affect the validity or enforceability of this Agreement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     8.1 The Company will endorse on the face of all stock certificates a legend reading substantially as follows:

          Any sale, assignment, transfer, pledge or other disposition of the Shares of stock represented by this certificate is restricted by and subject to the terms and provisions of the Stockholders' Agreement dated as of December 31, 1992, including any amendments or restatements thereto. A copy of such Agreements are on file with the Secretary of the Company. By acceptance of the certificate, the holder hereof agrees to be bound by the terms of such agreement as if an original party thereto.

A copy of this Agreement shall be filed with the Secretary of the Company. During the term of this Agreement, a legend reading substantially as above shall be endorsed on each certificate for stock hereafter issued by the Company to any Shareholder or any person to whom the Shareholder may transfer such Shares whose stock is subject to the terms of this Agreement.

     8.2 This Agreement shall terminate upon the occurrence of any of the following events:

          8.2.1 Bankruptcy, receivership or dissolution of the Company;

          8.2.2 Voluntary agreement of all of the Shares subject to this Agreement; or

          8.2.3 December 31, 2030.

     8.3 All notices, offers, acceptances, requests and other communications hereunder shall be in writing and shall be deemed to have been received by the addressee on the date mailed if delivered or mailed by certified or registered mail to the Company's or the Shareholder's address, as applicable, as shown on the books of the Company.

     8.4 It is understood that this Agreement shall be binding on the signatories hereto and their respective heirs, successors, personal representatives and assigns.

     8.5 This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

     8.6 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument but all such counterparts shall constitute but one agreement. The Agreement may be amended at any time provided that such amendment is consented to in writing and executed by the parties hereto. Notwithstanding the foregoing,

ARTICLE IV of this Agreement may be amended only by the Management Group and such amendment must be in writing and executed by all members of the Management Group.

     8.7 Unless the context requires otherwise, words denoting the singular number may be, and where necessary shall be, construed as denoting the plural number; and words of the plural number may be, and where necessary shall be, construed as denoting the singular number; and words of one gender may be, and where necessary shall be, construed as denoting such other gender as is appropriate.

     8.8 Any person or entity who is not a party to this Agreement and who acquires Shares shall be subject to the terms and conditions of this Agreement as a condition to owning such Shares.

     8.9 Effectively immediately upon the election of any new director to the board of directors of Union, or the appointment of any individual to the Executive Group or Management Group, and execution by such individual of a counterpart signature page to this Agreement, such individual shall be added as a Shareholder and party in all respects to this Agreement. Each individual so elected or appointed shall also be included in the definition of "Bank Director Group," "Executive Group," or "Management Group" as applicable.

     8.10 To the extent any of the terms and conditions of this Second Amended and Restated Shareholders' Agreement conflict with the terms and conditions of the Original Shareholders' Agreement, the terms and conditions of this Second Amended and Restated Shareholders' Agreement shall prevail and control. The endorsement which was placed on Stock Certificates representing the Shares pursuant to Section 8.1 of the Original Shareholders' Agreement shall continue to be effective for purposes of giving notice of this Amended and Restated Shareholders' Agreement.

                                  * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Shareholders' Agreement of Union Bankshares, Ltd. to be executed the date and year first above written.

SHAREHOLDERS                                    NUMBER OF SHARES OWNED


/s/Charles R. Harrison                                 575,232
------------------------------
Charles R. Harrison


/s/Herman J. Zueck                                     116,278
------------------------------
Herman J. Zueck


/s/Bruce E. Hall                                       183,408
------------------------------
Bruce E. Hall


/s/Wayne T. Biddle                                     44,289
------------------------------
Wayne T. Biddle


/s/Jerrold B. Evans                                    15,345
------------------------------
Jerrold B. Evans


/s/Ralph D. Johnson                                    92,741
------------------------------
Ralph D. Johnson


/s/Richard C. Saunders                                 87,189
------------------------------
Richard C. Saunders


/s/Harold R. Logan, Jr.                                7,217
------------------------------
Harold R. Logan, Jr.


/s/Charles B. Worthington                              2,226
------------------------------
Charles B. Worthington


/s/Donald E. Siecke                                    6,000
------------------------------
Donald E. Siecke


/s/Van A. Horsley                                      11,172
------------------------------
Van A. Horsley


/s/Terry K. Crest                                      5,169
------------------------------
Terry K. Crest


/s/Logan J. Lucas                                      1,336
------------------------------
Logan J. Lucas


/s/Fred I. Artes                                       40,170
------------------------------
Fred I. Artes

ACCEPTED:  UNION BANKSHARES, LTD.


By:/s/Charles R. Harrison
   ---------------------------
Name: Charles R. Harrison
Title: Chief Executive Officer

                                    EXHIBIT A

                           FORM OF VALUATION AGREEMENT


             AGREEMENT OF UNION BANKSHARES, LTD. MANAGEMENT GROUP

                                       OF

                         REVISED AGREED PER SHARE VALUE


For purposes of Article IV of the Second Amended and Restated
Shareholders' Agreement of Union Bankshares, Ltd. dated April 24, 2002, the undersigned, being all of the members of the Management Group, agree that the Agreed Per Share Value is $17.00.

      Dated __________________, 200__.




                                                -------------------------------
                                                Charles R. Harrison



                                                -------------------------------
                                                Herman J. Zueck



                                                -------------------------------
                                                Bruce E. Hall